INVESTORS TITLE COMPANY
                                  COVER LETTER


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Investors Title Company
         Form 8-K
         File No. 0-11774

To Whom It May Concern:

     Pursuant to applicable Securities and Exchange Commission rules and regulations, Investors Title Company furnishes herewith via EDGAR a Current Report on Form 8-K.


                                Sincerely,

                                INVESTORS TITLE COMPANY

                                /s/ James A. Fine, Jr.
                                ----------------------
                                James A. Fine, Jr.
                                President, Treasurer and Chief Financial Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 April 27, 2004
             _______________________________________________________
                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
             _______________________________________________________
             (Exact name of Registrant as specified in its charter)



     North Carolina                       0-11774               56-1110199
________________________________________________________________________________
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
              _____________________________________________________
                    (Address of Principal Executive Offices)



                                 (919) 968-2200
              _____________________________________________________
               Registrant's telephone number, including area code

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated April 27, 2004, reporting Investors Title Company's financial results for the fiscal quarter ended March 31, 2004.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   INVESTORS TITLE COMPANY


Date:  April 27, 2004                              By:  /s/ James A. Fine, Jr.
                                                        ------------------------
                                                        James A. Fine, Jr.
                                                        President, Treasurer and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.   Description
-----------   ------------
99.1          Press release issued by Investors Title Company on April 27, 2004.